Exhibit 10.75


                          DEL RANCH, L.P.
            AMENDMENT NUMBER ONE TO SECURITY AGREEMENT


   This amendment is dated as of April 14, 1989 among DEL RANCH, L.P. (formerly known as Del Ranch, Ltd., a California limited partnership) ("Grantor"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent for and on behalf of the BANKS (the "Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Security Agent (the
"Security Agent"),

                       W I T N E S S E T H :

   WHEREAS, the parties hereto are the parties to the Security
Agreement dated as of March 14, 1988 among the Grantor, the Agent, Morgan and the Security Agent (the "Security Agreement:); and

   WHEREAS, the parties hereto desire to amend the Security
Agreement as provided herein;

   NOW, THEREFORE, the parties hereto agree as follows:

   SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Security Agreement has the meaning assigned to such term in the Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreement shall from and after the date hereof refer to the Security Agreement as amended hereby.

   SECTION 2.  Amendment of Section 1 of the Security Agreement.
The following definitions set forth in Section 1 of the Security
Agreement are amended to read as follows:

     "Letters of Credit" means, collectively, (i) letter of credit No. S-860952 issued by Morgan in an amount not exceeding $671,000 relating to the IID Agreements (the "IID Letter of Credit"), (ii) letter of credit No. S-860914 issued by Morgan in an amount not exceeding $500,000 relating to that certain
Conditional Use Permit number 9002-86 issued by Imperial County, California on October 7, 1986 (the "CUP Letter of Credit") and
(iii) a letter of credit to be issued by Morgan in an amount not exceeding $240,000 relating to the increase in Nominated Capacity to 40 MW, a copy of which will be delivered to the Banks within five Domestic Business Days of issuance.

     "Reimbursement Obligations" means the obligations of the Grantor under the following agreements, including the obligations to reimburse Morgan for any draws under the Letters of Credit: (i) Continuing Standby Letter and Guarantee Agreement between Morgan and the Grantor dated as of March 14, 1988 with respect to the IID Letter of Credit, (ii) Continuing Standby Letter of Credit and Guarantee Agreement between Morgan and the Grantor dated as of March 14, 1988 with respect to the CUP Letter of Credit and (iii) Continuing Standby Letter of Credit and Guaranty Agreement between Morgan and the Grantor dated as of April 14, 1989 with respect to the Letters of Credit other than the IID Letter of Credit and the CUP Letter of Credit.

     "Secured Parties" means (i) each and all of the "Banks" under and as defined in the Credit Agreement and Morgan in its capacity as "Agent" thereunder and any successor in such capacity, (ii) Morgan as issuer of the Letters of Credit and in respect of its rights under the Reimbursement Obligations and (iii) Morgan as Security Agent hereunder and any successors in such capacity.

   SECTION 3. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


SECTION 4. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument.

   IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first date as above written.

                    DEL RANCH, L.P., a limited partnership
                    organized under the laws of the State of
              California

                         By:  RED HILL GEOTHERMAL, INC.,
                              a Delaware corporation, a
                              general partner


                              By  /s/  Jonathan S. Fish
                                   Name:  Johnathan S. Fish
                            Title:  Vice President

                              By:  /s/  Wallace C. Dieckmann
                             Name:  Wallace C. Dieckmann
                         Title:  Assistant Secretary

                    MORGAN GUARANTY TRUST COMPANY OF
                    NEW YORK


                         By:  /s/  Barrett R. Petty
                              Name:     Barrett R. Petty
                              Title:    Managing Director

                    MORGAN GUARANTY TRUST COMPANY
                    OF NEW YORK, as Agent


                         By:  /s/  Mark H. Wittleder
                              Name:     Mark H. Wittleder
                              Title:    Vice President


                    MORGAN GUARANTY TRUST COMPANY
                    OF NEW YORK, as Security Agent


                         By:  /s/  Mark H. Wittleder
                              Name:  Mark H. Wittleder
                              Title:  Vice President

                                            Exhibit 10.75 (Cont.)


CONFORMED COPY





                         DEL RANCH, L.P.
            AMENDMENT NUMBER TWO TO SECURITY AGREEMENT



     This amendment is dated as of April 18, 1990 among DEL RANCH, L.P. (the "Grantor"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Agent for and on behalf of the BANKS (the "Agent"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as Security Agent (the
"Security Agent"),

                       W I T N E S S E T H :


     WHEREAS, the parties hereto are the parties to the Security
Agreement dated as of March 14, 1988 among the Grantor, the Agent, Morgan and the Security Agent (the "Original Security Agreement");

     WHEREAS, the Original Security Agreement was amended by Amendment Number One to Security Agreement dated April 14, 1989
(the Original Security Agreement, as amended, being referred to herein as the "Security Agreement"); and

     WHEREAS, the parties hereto desire to further amend the Security Agreement as provided herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Security Agreement has the meaning assigned to such term in the Security Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Security Agreement shall from and after the date hereof refer to the Security Agreement as amended hereby.

     SECTION 2. Amendment of Section 1. (A) The following definitions set forth in Section 1 of the Security Agreement are amended to read as follows:

     "Credit Agreement" means the Amended and Restated Secured Credit Agreement, dated as of April 18, 1990, among Del Ranch, L.P., the banks listed on the signature pages thereof, The Fuji Bank, Limited, Los Angeles Agency, as Fronting Bank, and Morgan Guaranty Trust Company of New York, as Agent, as amended from time to time.

     "Obligations" means (i) the obligations of the Grantor under this Security Agreement, (ii) the obligations of the Grantor, now existing or hereafter arising, owing to the Banks under the Credit Agreement, the Deed of Trust or the Notes, (iii) the Reimbursement Obligations, (iv) the LOC Disbursement Obligations, (v) the Collateralized LOC Obligations, (vi) any renewal or extension of any of the foregoing and (vii) the aggregate of the Secured Swap Amounts under the Secured Swap Agreements (provided that such aggregate shall at no time exceed 10% of the aggregate Utilization outstanding at such time).

     "Secured Parties" means (i) each and all of the "Banks" under and as defined in the Credit Agreement, Morgan in its capacity as "Agent" thereunder and The Fuji Bank, Limited, Los Angeles Agency in its capacity as "Fronting Bank" thereunder, and any successors in such capacities, (ii) Morgan as issuer of the Letters of Credit and in respect of its rights under the Reimbursement Obligation, (iii) the Secured Counterparties and (iv) Morgan as Security Agent hereunder and any successors in such capacity.

     (B) The following definitions are added to Section 1 of the Security Agreement, in the appropriate alphabetical order:

     "Collateralized LOC Obligations" means the obligations of the Grantor to reimburse the Fronting Bank for any disbursements under the Collateralized LOCs pursuant to the Credit Agreement and the LOC Debt Facility Agreement; provided that such amount shall, solely for the purposes of this Security Agreement, be limited to the aggregate Collateral in the Defeasance Accounts.

     "Defeasance Accounts" means the Defeasance Accounts as defined in Section 1(d) of the Depositary Agreement.

     "LOC Disbursement Obligations" means the obligations of the Grantor to reimburse the Fronting Bank and the Banks for LOC
Disbursements pursuant to the Credit Agreement and the LOC Debt
Facility Agreement.

     "Note Proceeds Account" means the Note Proceeds Account as defined in Section 1(a) of the Depositary Agreement.

     SECTION 3. Amendment of Section 5. (A) The lead-in paragraph of subsection (a) of Section 5 of the Security
Agreement is amended to read as follows:

     (a) The proceeds of any sale of, or other realization upon, all or any part of the Collateral or the proceeds from any foreclosure under this Security Agreement or the Deed of Trust shall be applied by the Security Agent (A) to the extent that such proceeds are derived from the Defeasance Accounts, to the reimbursement of the Fronting Bank for disbursements with respect to Collateralized LOCs, and (B) thereafter in the following order of priority:

     (B) Subsection (c) of Section 5 of the Security Agreement is amended by adding the following sentence at the end of such subsection:

The provisions of this subsection (c) of Section 5 shall not in any way apply to the Defeasance Accounts.

     SECTION 4. Amendment of Section 13.  Section 13 of the
Security Agreement is amended to read as follows:

     13. Termination of Security Interests;  Release of
Collateral. Upon the payment in full of the Obligations, the Security Interests shall terminate and all rights to the Collateral shall revert to the Grantor. Upon any such termination, the Security Agent will, at the Grantor's expense, execute and deliver to the Grantor such documents as the Grantor shall reasonably request to evidence such termination. At any time and from time to time prior to such termination of the Security Interests, if no Default has occurred and is continuing (i) the Depositary, upon the instructions of the Security Agent (which instructions may be standing instructions), shall release any of the funds on deposit in the Note Proceeds Account and the Defeasance Accounts to reimburse the Fronting Bank for LOC Disbursements and disbursements under the Collateralized LOCs, respectively, (ii) the Security Agent may release any of the Collateral (other than the Note Proceeds Account and the
Defeasance Accounts) with the prior written consent of each of the Secured Parties or (iii) the Grantor may apply funds in the Operating Account, the Construction Disbursement Account, the Major Capital Expenditure Reserve Account, the Partnership Holding Account, or the Debt Service Reserve Account as provided in the Operating and Maintenance Agreement, the Construction Management Agreement or the Limited Partnership Agreement.

     SECTION 5.  Amendment of Exhibit A to Security Agreement.
Exhibit A to Security Agreement is amended in accordance with Exhibit A attached hereto.

     SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.


     SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatories thereto and hereto were upon the same instrument.


     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the first date as above written.



               DEL RANCH, L.P. a limited
                 partnership organized under the
                 laws of the State of California

                    By:  RED HILL GEOTHERMAL, INC.,
                    a Delaware corporation, a
                    general partner



                    By /s/ Wallace C. Dieckmann
                      Name:
                      Title: Vice President


                    By:  CONEJO ENERGY COMPANY
                    a California corporation,
                    a general partner



                    By /s/ Scott B.T. Sinclair
                       Name:
                       Title: Vice President and
                              Treasurer



               MORGAN GUARANTY TRUST COMPANY
                 OF NEW YORK



               By /s/ George L. Brown
                 Name:
                 Title:  Vice President



               MORGAN GUARANTY TRUST COMPANY
                 OF NEW YORK, as Agent



               By /s/ George L. Brown
                 Name:
                 Title:  Vice President



               MORGAN GUARANTY TRUST COMPANY
                 OF NEW YORK, as Security Agent



               By /s/ George L. Brown
                  Name:
                 Title:  Vice President